                                                                    Exhibit 99.2


                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger ("Merger Agreement") is dated as of June 26, 2000, by and between Immune Response, Inc., a Colorado Corporation ("Immune"), and Opticon Medical, Inc., a Delaware corporation and wholly-owned subsidiary of Immune ("Opticon"). Immune and Opticon are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                                    RECITALS

         A. The respective Boards of Directors of Immune and Opticon have determined that it is advisable and in the best interests of each of such corporations that Immune merge with and into Opticon upon the terms and subject to the conditions herein provided.

         B. The Board of Directors of Immune has, by resolution duly adopted, approved this Merger Agreement and directed that it be executed by the undersigned officer.

         C. The Board of Directors of Opticon has, by resolution duly adopted, approved this Merger Agreement and directed that it be executed by the undersigned officer.

                                    AGREEMENT

         In consideration of the mutual agreements herein contained, the parties agree that Immune shall be merged with and into Opticon and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of Immune and certain other provisions relating thereto shall be as hereinafter set forth.

         SECTION 1. SURVIVING CORPORATION. Subject to the terms and provisions of this Agreement, and in accordance with the Colorado Business Corporation Act ("CBCA") and the Delaware General Corporation Law ("DGCL"), at the Effective Time (as defined in Section 7 hereof) Immune shall be merged with and into Opticon (the "Merger"). Opticon shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") of the Merger and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time, the separate corporate existence of Immune shall cease.

         SECTION 2. EFFECT OF THE MERGER. At the Effective Time, the Merger shall have the effects provided for herein and in ss.7-111-106 of the CBCA and ss.253 of the DGCL.

         SECTION 3. CERTIFICATE OF INCORPORATION. As of the Effective Time, the Certificate of Incorporation of Opticon, as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of the Surviving Corporation until thereafter duly altered, amended, or repealed in accordance with the provisions thereof and applicable law.

         SECTION 4. REGULATIONS. As of the Effective Time, the By-laws of Opticon, as in effect immediately prior to the Effective Time, shall continue to be the By-laws of the Surviving Corporation until thereafter duly altered, amended, or repealed in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation, and applicable law.

         SECTION 5. DIRECTORS OF THE SURVIVING CORPORATION. At the Effective Time, each person who is a director of Opticon immediately prior to the Effective Time shall remain a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected a director of Opticon and until his successor is duly elected and qualified in the manner provided in the By-laws or the Certificate of Incorporation of the Surviving Corporation or as otherwise provided by law or until his earlier death, resignation, or removal in the manner provided in the By-laws or the Certificate of Incorporation of the Surviving Corporation or as otherwise provided by law.

         SECTION 6. OFFICERS OF THE SURVIVING CORPORATION. At the Effective Time, each person who is an officer of Opticon immediately prior to the Effective Time shall remain an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the By-laws thereof, as he held in Opticon immediately prior to the Effective Time.

         SECTION 7. EFFECTIVE TIME. The Merger shall become effective, in accordance with the applicable provisions of ss. 7-111-106 of the CBCA and ss.253 of the DGCL upon the filing of a certificate of merger with the Secretary of State of Delaware. The time when the Merger shall become effective is herein referred to as the "Effective Time."

         SECTION 8. ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable
(a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Immune acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purpose of this Merger Agreement, Immune and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement; and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of Immune or otherwise to take any and all such action.

         SECTION 9. CONVERSION OF SHARES. At the Effective Time, each share of common stock, $.0001 par value per share, of Immune ("Immune Common Stock") issued and outstanding immediately prior to the Effective Time, by operation of law, shall be automatically converted into one share of common stock, $.0001 par value per share, of Opticon ("Opticon Common Stock"), and each share of 6%, Series A Convertible Preferred Stock, $.0001 par value per share, of Immune ("Immune Preferred Stock") issued and outstanding immediately prior to the Effective Time, by operation of law, shall be automatically converted into one share of Series A, 6% Convertible Preferred Stock, $.0001 par value per share, of Opticon ("Opticon Preferred Stock"). No other property, shares, other securities or considerations of any type will be distributed or issued in connection with or as a result of the Merger. At the Effective Time, each share of Opticon Common Stock outstanding immediately prior to the Effective Time, and any outstanding shares of Opticon Preferred Stock, shall be cancelled, without payment of any consideration therefor. Each stock certificate that represents shares of Immune Common Stock, after the Effective Time, shall represent the same number of shares of Opticon Common Stock, and each stock certificate that represents shares of Immune Preferred Stock, after the Effective Time, shall represent the same number of shares of Opticon Preferred Stock. Stockholders will not be required to surrender stock certificates.

         At the Effective Time, all stock options, warrants or other rights to acquire Immune Common Stock will automatically be converted into the right to purchase the same number of shares of Opticon Common Stock at the same price per share, upon the same terms and upon the same conditions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  Immune Response, Inc.
                                  a Colorado corporation


                                  By: /s/ William J. Post
                                      -------------------------------------
                                      William J. Post
                                      President and Chief Executive Officer

                                  Opticon Medical, Inc.
                                  a Delaware corporation

                                  By: /s/ William J. Post
                                      -------------------------------------
                                      William J. Post
                                      President and Chief Executive Officer